Exhibit 10.3

SERVICE & PLATFORM ACCESS AGREEMENT

This Service and Platform Access Agreement (“Agreement”) is entered into as of August 15, 2025 (“Effective Date”)

1. Parties

Service Provider:
SENSEI HARBOR CORP.
30 N Gould St, Ste R
Sheridan, WY 82801, USA

Client:
KYUSTENDIL BG
str. Stefan Stambolov Blvd. 45, ap. 3A
Sofia, p.c. 1202
Bulgaria

2. Subject of the Agreement

The Service Provider grants the Client access to the online educational and training platform operated under:

https://viducateplatform.com

The access includes digital ed

ucational content, training materials, and platform functionality as presented on the Service Provider’s website.

3. Term of Access

•	The access is granted for a fixed term of twelve (12) months
•	The term starts from the date of payment confirmation
•	No automatic renewal unless agreed in writing by both Parties

4. Fees and Payment

•      Service Fee: USD 4,950

•	Payment is made via bank transfer to the Service Provider’s account as specified in the invoice
•	The full amount is payable in advance

5. Nature of Services

•	Services are provided digitally
•	No physical goods are delivered
•	Access is provided via login credentials or digital authorization
•	The Service Provider does not guarantee specific financial, educational, or commercial outcomes

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6. Intellectual Property

•	All content, software, materials, videos, methodologies, and branding remain the exclusive intellectual property of the Service Provider
•	The Client receives a non-exclusive, non-transferable, non-sublicensable license for internal use only
•	Redistribution, resale, copying, or public sharing is prohibited

7. Limitation of Liability

•	The Service Provider shall not be liable for indirect or consequential damages
•	The maximum liability is limited to the amount paid under this Agreement

8. Confidentiality

Both Parties agree to keep confidential any non-public business, technical, or commercial information obtained during the cooperation.

9. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the United States, State of Wyoming, unless otherwise agreed in writing.

10. Final Provisions

•	This Agreement represents the entire agreement between the Parties
•	Amendments must be made in writing
•	Electronic signatures and scanned copies are acceptable

11. Signatures

SERVICE PROVIDER
SENSEI HARBOR CORP.

Name: Zaza Bladadze
Title: Director
Date: August 15, 2025

Signature: /s/ Zaza Bladadze

CLIENT
KYUSTENDIL BG

Name: Miroslav Aleksandrov
Title: Director
Date: August 15,2025

Signature: /s/ Miroslav Aleksandrov

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